________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 1)

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement


[x] Definitive proxy statement


[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        ASIA MEDIA COMMUNICATIONS, LTD.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ........................................................................

   (2) Aggregate number of securities to which transaction applies:

       .........................................................................

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

       .........................................................................

   (4) Proposed maximum aggregate value of transaction:

       .........................................................................

   (5) Total fee paid:

       .........................................................................

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

       .........................................................................

   (2) Form, Schedules or Registration Statement No.:

       .........................................................................

   (3) Filing party:

       .........................................................................

   (4) Date filed:

       .........................................................................

________________________________________________________________________________

                        ASIA MEDIA COMMUNICATIONS, LTD.
                                712 FIFTH AVENUE
                                 SEVENTH FLOOR
                               NEW YORK, NY 10019

                            ------------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 23, 1999
                            ------------------------

To the Stockholders of
ASIA MEDIA COMMUNICATIONS, LTD.

     NOTICE IS HEREBY GIVEN that a Special Meeting (the 'Meeting') of Stockholders of ASIA MEDIA COMMUNICATIONS, LTD. (the 'Company'), a Nevada corporation, will be held at the law offices of Bryan Cave LLP located at 245 Park Avenue, 27th Floor, New York, NY 10167 on February 23, 1999 at 9:00 A.M. for the following purposes:

          1. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation to effect a one for 100 reverse split of the Company's outstanding common stock.


          2. To consider the approval of the Company's 1999 Incentive Program adopted by the Board of Directors.



          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.


     The above matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on February 11, 1999 as the date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A list of stockholders entitled to vote at the Meeting will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the executive offices of the Company, 712 Fifth Avenue, Seventh Floor, New York, NY 10019.

                                          By order of the Board of Directors,
                                          STEVEN A. SAIDE, ESQ.
                                          Secretary

New York, New York
February 12, 1999

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                        ASIA MEDIA COMMUNICATIONS, LTD.
                                712 FIFTH AVENUE
                                 SEVENTH FLOOR
                            NEW YORK, NEW YORK 10019

                            ------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------
                                PROXY STATEMENT
                 APPROXIMATE DATE OF MAILING: FEBRUARY 12, 1999

                            ------------------------

     The enclosed Proxy is solicited on behalf of the Board of Directors (the 'Board' or the 'Board of Directors') of Asia Media Communications, Ltd. (the 'Company') for use at the Special Meeting of Stockholders to be held at the time and place set forth in the foregoing notice and at any adjournment thereof (the 'Meeting'). Only stockholders of record (the 'Stockholders') of the Company's common stock, $.01 par value per share (the 'Common Stock'), at the close of business on February 11, 1999 are entitled to notice of, and to vote at, the Meeting. Proxies in the accompanying form, which are properly executed and duly returned to the Company and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a Proxy is executed and returned without instructions as to how it is to be voted, such Proxy will be voted in favor of all proposals contained in this Proxy Statement. Each Proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise provided written notice of revocation is received by the Secretary of the Company prior to the Meeting. A Stockholder who attends the Meeting in person may, if he or she wishes, vote by ballot at the Meeting, thereby canceling any Proxy previously given by such Stockholder.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Any Stockholder present in person or by proxy who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of the majority of the voting power present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be determinative of such matter. If a Stockholder abstains from voting or directs his or her proxy to abstain from voting, the shares are considered present at the Meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes on any such matter, the shares are not considered present at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Provided that a quorum is otherwise present, such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON


     No director, executive officer, or associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the proposed amendment (the 'Amendment') to the Company's Articles of Incorporation to effect a one for 100 reverse split (the 'Reverse Stock Split') of the issued and outstanding shares of Common Stock, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests. Subject to stockholder approval of the Company's 1999 Incentive Program (the 'Plan'), the Company's current officers and directors will be eligible for participation under the Plan. To date, no awards under the Plan have been made to the current officers and directors of the Company.

                             PRINCIPAL STOCKHOLDERS

     The outstanding voting stock of the Company as of January 15, 1999 consisted of 5,535,586 shares of Common Stock, with each share entitled to one vote. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days. So far as is known to the Company, the following were the only beneficial owners of more than 5% of the outstanding Common Stock of the Company on such date:

                          NAME AND ADDRESS                              AMOUNT OF SHARES       PERCENT
                        OF BENEFICIAL OWNER                            BENEFICIALLY OWNED      OF CLASS
--------------------------------------------------------------------   ------------------      --------

Christopher F. Brown ...............................................        3,656,667(1)           74.6%
  712 Fifth Avenue
  Seventh Floor
  New York, New York 10019

Ocean Strategic Holding Limited ....................................          608,239(2)            9.9%
  11 Bath Street
  St. Helier, Jersey
  Channel Islands

Edward J. Tobin ....................................................        3,656,667(1)           74.6%
  712 Fifth Avenue
  Seventh Floor
  New York, New York 10019

------------

(1) These shares are held of record by D-Vine Investment Partners, a partnership between Christopher F. Brown and Edward J. Tobin.

(2) Includes 608,239 shares issuable upon exercise of an outstanding warrant and is subject to increase up to a maximum of 1,000,000 shares upon an increase in the total number of issued and outstanding shares of Common Stock.


                            ------------------------
     D-Vine Investment Partners, the record holder of 74.6% of the total issued and outstanding shares of Common Stock on the date hereof, has advised the Company that it intends to attend the Special Meeting, in person or by proxy, and to vote all of its shares in favor of the Amendment and the Plan. In such event, irrespective of whether any Stockholder attends the Special Meeting and irrespective of how he or she votes, the Amendment and the Plan will be approved.

               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
            TO EFFECT A ONE FOR 100 REVERSE SPLIT OF THE OUTSTANDING
                             SHARES OF COMMON STOCK

PROPOSED AMENDMENT

     The Board has approved an amendment (the 'Amendment') to Article Fourth of the Company's Articles of Incorporation, as amended (the 'Articles of Incorporation'), to effect the Reverse Stock Split. If the Amendment is approved by the Stockholders, a sentence would be added at the end of Article Fourth thereof, so that, as amended, said Article shall read in its entirety as follows:

          'FOURTH: That the total number of shares of voting common stock authorized that may be issued by the Corporation is ONE HUNDRED MILLION (100,000,000) shares of stock with a par value of One Cent ($0.01) per share and no other class of stock shall be authorized. Said shares of stock with a par value of ONE CENT ($0.01) per share may be issued by the Corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors. Each 100 shares of Common Stock outstanding at 9:00 a.m. on February 23, 1999 shall be deemed to be one share of Common Stock of the Corporation, par value ONE CENT ($0.01) per share.'

     As of January 15, 1999, there were 5,535,586 shares of Common Stock outstanding. If the Amendment is approved and assuming no additional issuances, there would be approximately 55,356 shares of Common Stock ('New Common Stock') issued and outstanding upon the filing of the Amendment with the Secretary of State of Nevada (the 'Effective Date').

REASONS FOR AMENDMENT

     The Amendment has been recommended by the Board of Directors to make the Company more attractive to potential sellers of businesses to be acquired by the Company. The Company does not currently have any operations and its principal activity has been to seek business opportunities. As the Company has no substantial assets, the Board anticipates that it will have to issue shares of common stock in order to acquire a business. If the Amendment is adopted, the Board believes that the Company will have to issue fewer shares of New Common Stock to the sellers of such business and therefore the total number of issued and outstanding shares of New Common Stock after any such acquisition would be reduced to a level more readily acceptable to such sellers. In addition, although the Common Stock is admitted for trading on the OTC Electronic Bulletin Board, there has been no active market for the Common Stock. The Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split may stimulate interest in the New Common Stock and a market for such shares may develop, although there can be no assurance that any such market will develop.

     The Company does not have any pending acquisitions and there can be no assurance that a suitable business opportunity will be effected even if the Amendment is adopted.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     Assuming the Amendment is adopted, then upon filing of the Amendment with the Secretary of State of Nevada:

          1. The Reverse Stock Split will result in each 100 presently issued and outstanding shares of Common Stock being automatically converted into one share of New Common Stock. No further action on the part of any stockholder will be necessary to effect this conversion. Stock certificates representing the Common Stock will automatically be deemed to represent the appropriate number of shares of New Common Stock.

          2. As a result of the Reverse Stock Split, an active market may develop for the New Common Stock on the OTC Electronic Bulletin Board and the price per share may increase to reflect the reduced number of shares of New Common Stock issued and outstanding. THERE CAN BE NO ASSURANCE THAT AN ACTIVE PUBLIC TRADING MARKET MAY DEVELOP OR THAT THE PRICE PER SHARE MAY INCREASE OR THAT ANY SUCH MARKET OR

     INCREASE WILL REMAIN FOLLOWING THE EFFECTIVENESS OF THE REVERSE STOCK
     SPLIT.

          3. The Reverse Stock Split will not have any effect on the par value of each share of Common Stock which will remain at $0.01 per share.

          4. Any shareholder who owns other than even increments of 100 shares of Common Stock after the Reverse Split (an 'Odd Lot') may incur increased transaction costs, such as brokerage fees, in connection with the sale of such Odd Lot.

          5. The New Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The voting rights and other rights that accompany the Common Stock will not be altered by the Amendment. The Reverse Stock Split will not affect any stockholder's proportionate equity ownership of the Company. However, the reduction in the number of outstanding shares caused by the Reverse Stock Split will increase proportionately the Company's reported earnings or loss per share and book value per share.

EXCHANGE OF STOCK CERTIFICATES

     As soon as practicable after the Effective Date, stockholders of record on the Effective Date will be furnished with the necessary materials and instructions for the surrender and exchange of their certificates representing shares of existing Common Stock. One share of New Common Stock will be issued in exchange for 100 presently issued and outstanding shares of Common Stock. Beginning on the Effective Date, each certificate representing shares of the Common Stock, will be deemed for all corporate purposes to evidence ownership of shares of New Common Stock. Accordingly, stockholders may, but need not, surrender and exchange their certificates representing shares of existing Common Stock.

     STOCKHOLDERS SHOULD NOT SUBMIT ANY STOCK CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT UNTIL REQUESTED TO DO SO. No service charge will be payable by stockholders in connection with the exchange of certificates, all costs will be borne by the Company.

NO FRACTIONAL SHARES; NO REDUCTION TO ZERO

     No fractional certificates will be issued in connection with the Reverse Stock Split. On the Effective Date, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by 100, will be entitled, in lieu thereof, to receive such number of shares as rounded up to the nearest whole share. Any stockholder who holds less than one hundred shares will be entitled to receive one share.

DISSENTERS' RIGHTS

     Under the provisions of the applicable Nevada General Corporation Law, stockholders are not provided with dissenters' rights or rights of appraisal in connection with a reverse stock split of any class.

EFFECT ON WARRANTS AND OTHER OUTSTANDING SECURITIES

     The Company has granted an option to its former wholly owned subsidiary, AMC International Holdings, Ltd. ('AMC Holdings'), to acquire for nominal consideration such number of shares of Common Stock as may be required to exchange 25 preference shares (the 'Preference Shares') issued by AMC Holdings. As a result of the Reverse Stock Split, the number of shares of the Company's common stock issuable upon exercise of the option will be reduced from 12,500,000 to 125,000 shares of New Common Stock.

     The Company currently has outstanding a warrant (the 'Warrant') to purchase 1,000,000 shares of Common Stock at a price of $.01 per share, provided that the holder is not entitled to exercise any portion of the Warrant such that upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder and its affiliates would exceed 9.9% of the outstanding shares of common stock following such exercise. The Warrant is exercisable until April 1, 2001. Under the terms of the Warrant, neither the number of shares issuable upon exercise nor the exercise price will be effected by the Reverse Stock Split.


FEDERAL INCOME TAX CONSEQUENCES

     A summary of the federal income tax consequences of the Reverse Stock Split is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on their own individual tax status.

     The Reverse Stock Split will be treated as a tax-free recapitalization of the Company and as a tax-free exchange to its stockholders to the extent that shares of presently issued and outstanding Common Stock are exchanged for shares of New Common Stock. The shares of New Common Stock issued to each stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split.

     A stockholder's holding period for shares of New Common Stock will include the holding period for shares of Common Stock exchanged therefore, provided that the shares of Common Stock were capital assets held by such stockholder.

     The Board recommends a vote FOR approval of the proposed amendment to the Articles of Incorporation.


                              ADOPTION OF THE PLAN



SUMMARY



     The Plan is intended to provide the Board of Directors flexibility to adapt the compensation of key employees in a changing business environment by making available many types of awards, greater latitude as to the measurements of performance, and allowing for certain awards to be contingent on the achievement of business objectives and/or continued employment. The purpose of the Plan is to attract and retain qualified employees and directors and to encourage them to own stock in the Company so that they will have a proprietary interest in the success of the Company.



     The following summary of the Plan is not intended to be complete and is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as Exhibit A.



TYPES OF AWARDS



     The Plan permits the granting of any or all of the following types of awards: (l) stock options, including incentive stock options ('ISOs'), (2) stock appreciation rights ('SARs') in tandem with stock options or freestanding and
(3) restricted stock grants. No consideration is payable to the Company by the Plan participants for the award of benefits under the Plan.



SHARES SUBJECT TO THE PLAN



     Subject to adjustment other than on account of the Reverse Stock Split as described below, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan is 1,000,000, plus, (i) any shares which are forfeited under the Plan after the adoption of the Plan by the Board of Directors (the 'Adoption Date'); plus (ii) the number of shares repurchased by the Company in the open market and otherwise with an aggregate price no greater than the cash proceeds received by the Company from the sale of shares under the Plan; plus (iii) any shares surrendered to the Company in payment of the exercise price of options issued under the Plan. However, no award may be issued that would bring the total of all outstanding awards under the Plan to more than 15% of the total number of shares of Common Stock of the Company at the time outstanding. Accordingly, upon adoption of the Amendment and the Plan by the Stockholders and assuming no additional issuances of shares of Common Stock in the interim, the total number of shares then subject to award under the Plan will be 8,303.



ELIGIBILITY FOR PARTICIPATION



     Grants under the Plan may be made to any employee, officer, key executive, director, professional or administrative employee, consultant or advisor to the Company or any subsidiary of the Company selected within the discretion of the Board of Directors or any committee thereof appointed to administer the Plan. There are presently four directors and officers of the Company eligible to participate in the Plan. The number of key employees of other entities who may be eligible to participate in the Plan is not presently determinable.



ADMINISTRATION AND AMENDMENT OF THE PLAN



     The Plan is administered by the Board of Directors or a committee thereof (the 'Administrator'). The Administrator has the exclusive right, except as noted below, to interpret its provisions and to promulgate, amend, and rescind rules and regulations for its administration. The Administrator is authorized to amend, alter, suspend or discontinue the Plan in its discretion, except in certain situations which would increase the maximum number of shares of Common Stock subject to the Plan, change the manner of determining the minimum option prices, increase the periods during which options may be granted or exercised, or change the employees or class of employees eligible to receive options thereunder.



     Subject to the limitations in the Plan described below, the Administrator has as one of its responsibilities the annual determination of the aggregate extent to which shares of Common Stock or their equivalent may be awarded and bonuses may be granted to all recipients in relation to the then-current year. The Administrator has the further authority and responsibility for consenting to or disapproving any election of a recipient to receive cash in whole or partial settlement of the exercise of a SAR.



PLAN TERMINATION DATE



     The Plan will terminate on the tenth anniversary of its effective date, unless terminated earlier by the Board of Directors or unless extended by the Board of Directors, after which time no incentive award grants may be authorized under the Plan.



STOCK OPTIONS



     The employees to whom options are granted, the number of shares of stock to be included in each option, the exercise price per share, and the term of the option, will be determined by the Administrator. Options are exercisable at such time or times as determined by the Administrator, but no ISO will be exercisable after the expiration of ten years from the date the option is granted (or five years from the date the option is granted if the optionee is also a 10% stockholder). The fair market value of shares with respect to which ISOs are first exercisable in any one year as to any recipient may not exceed $100,000. An option for additional shares, if any, which the Administrator may grant to an employee who in the same year has been granted the maximum permissible ISOs, would be in the form of a non-qualified stock option not intended to qualify as an ISO. Payment of the exercise price of a stock option will be made in cash, shares, or other consideration in accordance with the terms of the Plan and any applicable rules of the Administrator and valued at fair market value on the date of exercise. ISOs may be granted only to employees of the Company or any subsidiary or parent of the Company.



     Options may be granted under the Plan which do not qualify for special tax treatment under Section 422 of the Internal Revenue Code (the 'Code').

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


STOCK APPRECIATION RIGHTS (SARS)



     A SAR may be granted freestanding or in tandem with new options or previously granted options. Upon exercise, a SAR permits the holder to receive a number of shares having an aggregate value equal to any excess of the fair market value of the Company's shares subject to the SAR over the grant price of the SAR. If the SAR was granted in tandem with a stock option, upon exercise of the SAR the option for the shares for which the SAR is exercised is surrendered. SARs granted under the Plan may be settled in cash or shares of Common Stock at the discretion of the Administrator. In the case of optionees who are employee directors or officers, any such cash election will be permitted only in compliance with the applicable rule of the Securities and Exchange Commission which, in general and as currently in effect, limits the time of such an election to ten business days following a quarterly earnings release and requires that the election be consented to by a disinterested corporate body. The Plan allows for the continuation of this practice so that the SAR may be deemed to have been exercised at the close of business on the business day preceding the expiration of the SAR or related option when such SAR has positive value and the expiration would have been caused by the passage of ten years from the date of grant, five years from normal termination, or any earlier period specified by the grant.



RESTRICTED STOCK



     The Plan allows awards of restricted stock, either at no cost to the recipient or for such cost as specified by the grant. Restricted stock may not be disposed of by the recipient until the restrictions specified in the award expire. The recipient will have, with respect to restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends, unless otherwise specified by the grant. Unless waived in whole or in part by the Administrator, if employment of a holder of record of restricted stock terminates but does not terminate normally, all shares of restricted stock then held and still subject to restriction will be forfeited by such holder and reacquired by the Company.



RESTORED OPTIONS



     The Plan permits the Company to grant 'Restored Options' to a recipient in the Plan who has previously been granted stock options. Restored Options can be granted to those recipients who satisfy the exercise price of an option or the tax obligation incurred as a result of the exercise of an option, with previously-acquired Common Stock of the Company. Under the Plan, a recipient may surrender previously-acquired shares of Common Stock of the Company to satisfy all or a portion of the option exercise price and the tax incurred as a result of the exercise of the option. This permits the recipient to exercise the option without the need to sell shares to generate the necessary cash to satisfy the exercise price and the tax.



     A 'Restored Option' feature in an option agreement entered into between a recipient and the Company enables a recipient who exercises an option by exchanging (either actually or constructively) previously-acquired Common Stock to receive a new option, exercisable at the then market value, for the same number of shares as were exchanged in payment. In addition, to the extent that shares are withheld by the Company in a stock-for-stock exercise in satisfaction of a recipient's tax obligations, the Company, at its discretion, may issue a number of new options equal to the number of shares so withheld which are exercisable at the then fair market value of a share of Common Stock. Thus, the recipient may make a stock-for-stock exercise without necessarily suffering a dilution in his ownership of the Company's Common Stock. At the same time, the recipient will be able to participate fully in any future appreciation in the Company's Common Stock, as if the original option had been exercised for cash.



     A Restored Option will have terms substantially similar to the original option (including having a term equal to the remaining term of the original option), except that it will have an exercise price equal to the fair market value of a share of Common Stock on the date the Restored Option is granted.

ADJUSTMENTS



     In the event of any stock split (excluding the Reverse Stock Split), stock dividend, or other relevant change in capitalization, appropriate adjustment will be made in the number of shares and the purchase price per share, if any, under any outstanding awards granted under the Plan and in determining whether a particular award may thereafter be granted.



ADDITIONAL GENERAL PROVISIONS



     No termination, suspension, modification or amendment of the Plan may adversely affect the rights of any recipient without his or her consent. The Plan also authorizes the Administrator to amend the terms of any outstanding award to secure compliance with applicable law or, so long as such amendment comports with the Plan, with the consent of the recipient. The Administrator may adopt rules concerning the withholding of taxes payable by the recipient.



FEDERAL INCOME TAX CONSEQUENCES



     A summary of the federal income tax consequences of receiving and exercising options, SARs, Restricted Stock and Restored Option under the Plan is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of receiving and exercising options, SARs, Restricted Stock and Restored Options under the Plan. Any specific questions which a recipient may have concerning the tax consequences of receiving or exercising options, SARs, Restricted Stock or Restored Options under the Plan should therefore be referred to his individual tax advisers.



INCENTIVE STOCK OPTIONS



     Under the Code, the recipient of an ISO does not recognize any income when the option is granted or exercised; however, the exercise of the option gives rise to income that is taken into account in computing the tax base for purposes of the alternative minimum tax, and this may be subject to such tax. The amount so taken into account is equal to the difference between the fair market value of the Common Stock on the date of exercise of the option and the exercise price of the option. No business expense or other deduction will be allowed to the Company with respect to the grant or exercise of any ISO unless a recipient disposes of stock upon exercise of an ISO within one year of the date of exercise or within two years of the date of grant thereof. Such a disposition is referred to as a 'disqualifying disposition.'



     If the Common Stock that a recipient receives upon exercise of an ISO is held for at least two years from the date of grant of the option and for at least one year from the date of exercise, the gain or loss, if any, resulting from sale or disposition of such stock will be a capital gain or loss if the stock was a capital asset in the hands of the recipient.



     A recipient who makes a disqualifying disposition, however, will generally recognize compensation income equal to the excess of the fair market value of the Common Stock on the date of exercise (or, if lower, the amount received on the sale) over the amount paid upon exercise of the option. Any additional gain or loss recognized on the sale of the stock will be taxed as long or short-term capital gain or loss depending on the holding period of such stock. The holding period of stock acquired upon exercise of an option begins on the date of exercise. In such cases, the Company will be entitled to deduct as a business expense the compensation income recognized by the recipient.



NON-STATUTORY STOCK OPTIONS



     Non-statutory stock options granted under the Plan generally will not have a readily ascertainable fair market value and, consequently, the recipient will not recognize income when the option is granted. The recipient will, however, recognize compensation income at the time of exercise of the option equal to the difference, if any, between the fair market value of the Common Stock received and the amount paid in cash upon exercise. The holding period for determining the capital gain on such stock begins on

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


the date of exercise. The basis of the recipient in such stock will be equal to its fair market value on that date.



PAYMENT FOR SHARES WITH STOCK



     If the optionee exercises an option and surrenders stock already owned by him ('Old Shares'), the following rules apply:



          (i) To the extent the number of shares acquired ('New Shares') exceeds the number of Old Shares exchanged, the optionee will recognize ordinary income on the receipt of such additional shares (provided the option is not an ISO) in an amount equal to the fair market value of such additional shares less any cash paid for them and the Company will be entitled to a deduction in an amount equal to such income. The basis of such additional shares will be equal to the fair market value of such shares (or, in the case of an ISO, the cash, if any, paid for the additional shares) on the date of exercise and the holding period for such additional shares will commence on the date the option is exercised.



          (ii) Except as provided below, to the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered, and the holding period of the New Shares received will include the holding period of the Old Shares surrendered. However, under proposed regulations promulgated by the U.S. Department of Treasury, if the optionee exercises an ISO by surrendering Old Shares, the holding period for the New Shares will begin on the date the New Shares are transferred to the optionee for purposes of determining whether there is a Disqualifying Disposition of the New Shares and, if the optionee makes a Disqualifying Disposition of the New Shares, he will be deemed to have disposed of the New Shares with the lowest basis first. If the optionee exercises an ISO by surrendering Old Shares that were acquired through the exercise of an ISO or an option granted under an employee stock purchase plan, and if the surrender occurs prior to the expiration of the holding period applicable to the type of option under which the Old Shares were acquired, the surrender will be deemed to be a Disqualifying Disposition of the Old Shares. The federal income tax consequences of a Disqualifying Disposition are discussed above.



          (iii) If the Old Shares surrendered were acquired by the optionee by exercise of an ISO, or an option granted under an employee stock purchase plan, then, except as provided in paragraph (ii) above, the exchange will not constitute a Disqualifying Disposition of the Old Shares.



          (iv) Based upon prior rulings of the Internal Revenue Service in analogous areas, it is believed that if an optionee exercises an ISO and surrenders Old Shares and if he disposes of the New Shares received upon exercise within two years from the date of the grant of the option or within one year from the date of exercise, the following tax consequences would result:



             (a) To the extent the number of New Shares received upon exercise does not exceed the number of Old Shares surrendered, the disposition of the New Shares will not constitute a Disqualifying Disposition (unless the disposition is a surrender of the New Shares in the exercise of an
        ISO).



             (b) The disposition of the New Shares will constitute a Disqualifying Disposition to the extent the number of New Shares received upon exercise and disposed of exceeds the number of Old Shares surrendered.



STOCK APPRECIATION RIGHTS



     In the case of SARs granted either freestanding or in tandem with an option, a recipient will not realize any compensation income at the time of grant. However, the fair market value of stock or cash delivered pursuant to the exercise of such SARs will be treated as compensation income taxable to the employee at the time of exercise, and the Company will be entitled to a deduction under the Code at the time and equal to the amount of compensation income that is realized by the recipient.

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


RESTRICTED STOCK



     In the case of restricted stock, a recipient will realize compensation income in an amount equal to the fair market value of such stock less any amount paid for such stock at a time when the employee's rights with respect to such stock are no longer subject to a substantial risk of forfeiture unless the employee otherwise elects pursuant to a special election provided in Section 83(b) of the Code. Dividends paid to the employee during a period of restriction will be taxable as compensation income unless the election referred to in the preceding sentence has been made. The Company will be entitled to a deduction under the Code and equal to the amount of compensation income that is realized by the recipient provided applicable withholding requirements are met.



RESTORED OPTIONS



     There are no federal income tax consequences to either the recipient or the Company upon the grant of a Restored Option. When a Restored Option is exercised, the tax consequences are the same as the tax consequences of the exercise of nonstatutory stock options described above.



WITHHOLDING



     The Administrator may, in its discretion, permit any recipient of a non-statutory stock option to satisfy any withholding tax obligation that may arise in connection with the exercise of such an option by having the Company withhold shares of Common Stock equal to the fair market value of the withholding tax due.



TAXATION OF CAPITAL GAINS



     An individual's net capital gain (the excess of his net long-term capital gain over his short-term capital loss) is currently taxed at the same rate as is his ordinary income.



TAXATION OF PREFERENCE ITEMS



     Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 26% of the optionee's 'alternative minimum taxable income' up to $175,000 ($87,500 in the case of married taxpayers filing separately) and 28% of 'alternative minimum taxable income' over $175,000 ($87,500 in the case of married taxpayers filing separately) over (ii) his 'regular' federal income tax. Alternative minimum taxable income is determined by adding the optionee's Stock Option Preference and any other items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount. The exemption amount is $33,750 for single taxpayers, $45,000 for married taxpayers filing jointly and $22,500 for married taxpayers filing separately. However, these exemption amounts are phased out beginning at certain levels of alternative minimum taxable income.



CHANGE IN CONTROL



     If there is an acceleration of the vesting or payment of benefits or an acceleration of the exercisability of stock options upon a change in control of the Company, all or a portion of the accelerated benefits may constitute 'Excess Parachute Payments' under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five calendar years preceding the year of the change in control, and the Company is not entitled to a deduction for such payment.



     The Board recommends a vote FOR approval of the Plan.

                                 OTHER BUSINESS

     Management does not know of any other matters to be brought before the Meeting except that set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

                   SOLICITATION AND EXPENSES OF SOLICITATION


     Officers and employees of the Company may solicit proxies. Proxies may be solicited by personal interview, mail, telegraph and telephone. No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. The cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Special Meeting of Stockholders are being borne by the Company.


     Even if you plan to attend the Meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the Meeting, your proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience.

     Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                          By order of the Board of Directors,
                                          STEVEN A. SAIDE, ESQ.
                                          Secretary

February 12, 1999

                                                                       EXHIBIT A



                        ASIA MEDIA COMMUNICATIONS, LTD.
                             1999 INCENTIVE PROGRAM



     The 1999 Incentive Program (the 'Program') provides for the grant to officers, directors and employees of Asia Media Communications, Ltd., and its direct and indirect subsidiaries (collectively, the 'Company'), and certain consultants to the Company, with certain rights to acquire shares of the Company's common stock, par value $.01 per share (the 'Common Stock'). The Company believes that this Program will cause those persons to contribute materially to the growth and success of the Company, thereby benefitting its stockholders.



1. ADMINISTRATION



     The Program shall be administered and interpreted by the Board of Directors of the Company or by one or more Committees appointed by the Board of Directors of the Company from among its members (the 'Administrator'). The Board of Directors may appoint different Committees to handle different duties under the Program. The Administrator's decisions shall be final and conclusive with respect to the interpretation and administration of the Program and any Grant made under it.



2. GRANTS



     Incentives under the Program shall consist of incentive stock options, non-qualified stock options, stock appreciation rights in tandem with stock options or freestanding, and restricted stock grants (any of the foregoing, in any combination, collectively, 'Grants'). All Grants shall be subject to the terms and conditions set out herein and to such other terms and conditions consistent with this Program as the Administrator deems appropriate. The Administrator shall approve the form and provisions of each Grant. Grants under a particular section of the Program need not be uniform, and Grants under two or more sections may be combined in one instrument.



3. ELIGIBILITY FOR GRANTS



     Grants may be made to any employee, officer, key executive, director, professional or administrative employee, consultant or advisor to the Company or any subsidiary of the Company selected by the Administrator to receive Grants under the Program (persons so selected, the 'Grantees'); provided, that incentive stock options may only be granted to employees of the Company.



4. SHARES AVAILABLE FOR GRANT



     (a) Shares Subject to Issuance or Transfer. Subject to adjustment as provided in Section 4(b), the aggregate number of shares of Common Stock (the 'Shares') that may be issued or transferred under the Program is 1,000,000 Shares, plus, (i) any Shares which are forfeited under the Program after the adoption of the Program by the Company's Board of Directors (the 'Adoption Date'); plus (ii) the number of Shares repurchased by the Company in the open market and otherwise with an aggregate price no greater than the cash proceeds received by the Company from the sale of Shares under the Program; plus (iii) any Shares surrendered to the Company in payment of the exercise price of options issued under the Program. However, no award may be issued that would bring the total of all outstanding awards under the Program to more than 15% of the total number of Shares of Common Stock of the Company at the time outstanding. The Shares may be authorized but unissued Shares or treasury Shares. The number of Shares available for Grants at any given time shall be reduced by the aggregate of all Shares previously issued or transferred pursuant to the Program plus the aggregate of all Shares which may become subject to issuance or transfer under then-outstanding and then-currently exercisable Grants under the Program. The maximum number of Shares for which options and stock appreciation rights may be granted under the Program to any person during any calendar year is

150,000 (subject to appropriate adjustment in the event of any changes in capitalization of the Company).



     (b) Adjustments Upon Changes in Capitalization or Other Events. Upon changes in the Common Stock of the Company by reason of a stock dividend, stock split, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation, the number and class of Shares available under the Program as to which Grants may be made (both in the aggregate and to any one Grantee), the number and class of Shares under each then-outstanding Stock Option and the Option Price per share of such options, and the terms of stock appreciation rights shall be correspondingly adjusted by the Administrator, such adjustments to be made in the case of outstanding Stock Options without change in the total price applicable to such options; provided that no adjustment shall be made hereunder on account of the one for 100 reverse split of the outstanding Common Stock of the Company authorized by the Board of Directors on January 11, 1999. In the event of a merger, consolidation, combination, reorganization or other transaction in which the Company will not be the surviving corporation, or in which the Company becomes a wholly-owned subsidiary of a new corporation, a Grantee of Stock Options under the Program shall be entitled to options on that number of shares of stock in the new corporation which the Grantee would have received had the Grantee exercised all of the unexercised options available to the Grantee under the Program, whether or not then exercisable, at the instant immediately prior to the effective date of such transaction, and, if such unexercised options had related stock appreciation rights, the Grantee also will receive new stock appreciation rights related to the new options. Thereafter, adjustments as provided above shall relate to the options or stock appreciation rights of the new corporation. Except as otherwise specifically provided in the instrument of Grant, in the event of a Change in Control (as defined below), merger, consolidation, combination, reorganization or other transaction in which the shareholders of the Company will receive cash or securities (other than Common Stock) or in the event that an offer is made to the holders of Common Stock of the Company to sell or exchange such Common Stock for cash, securities or stock of another corporation and such offer, if accepted, would result in the offeror becoming the owner of (a) at least 50% of the outstanding Common Stock of the Company or (b) such lesser percentage of the outstanding Common Stock which the Administrator in its sole discretion determines will materially adversely affect the market value of the Common Stock after the tender or exchange offer, the Administrator shall have the right, but not the obligation, in the exercise of its business judgment, prior to the shareholders' vote on such transaction or prior to the expiration date (without extensions) of the tender or exchange offer, (i) accelerate the time of exercise so that all Stock Options and stock appreciation rights which are outstanding shall become immediately exercisable in full, and all Restricted Stock Grants shall immediately vest in full, without regard to any limitations of time, performance or amount otherwise contained in the Program or in the instruments of Grant and/or (ii) determine that the options and stock appreciation rights shall be adjusted and make such adjustments by substituting for Common Stock of the Company subject to options and stock appreciation rights, common stock of the surviving corporation or offeror if such stock of such corporation is publicly traded or, if such stock is not publicly traded, by substituting common stock of a parent of the surviving corporation or offeror if the stock of such parent is publicly traded, in which event the aggregate option price shall remain the same and the number of shares subject to outstanding grants shall be the number of shares which could have been purchased on the closing day of such transaction or the expiration date of the offer with the proceeds which would have been received by the Grantee if the option had been exercised in full prior to such transaction or expiration date and the Grantee had exchanged all of such shares in the transaction or sold or exchanged all of such shares pursuant to the tender or exchange offer, and if any such option has related stock appreciation rights, the stock appreciation rights shall likewise be adjusted. For purposes of this
Section 4(b), 'Change in Control' means (i) any 'person', as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act') (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the 'beneficial owner' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities without the approval

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


of the Board of Directors of the Company; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this sentence) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no 'person' (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets and properties.



5. STOCK OPTIONS



     The Administrator may grant options qualifying as incentive stock options under the Internal Revenue Code of 1986, as amended ('Incentive Stock Options'), or non-qualified options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986 (the 'Code'), as amended (collectively, 'Stock Options'). The following provisions of this Section 5 are applicable to Stock Options:



     (a) Exercise of Option. A Grantee may exercise a Stock Option by delivering a notice of exercise to the Company, either with or without accompanying payment of the option price (the 'Option Price'). The notice of exercise, once delivered, shall be irrevocable.



     (b) Satisfaction of Option Price. The Grantee shall pay the Option Price in cash or with the Administrator's permission, by delivering shares of Common Stock already owned by the Grantee and having a Fair Market Value on the date of exercise equal to the Option Price, or a combination of cash and Shares. The Grantee shall pay the Option Price not later than thirty (30) days after the date of a statement from the Company following exercise setting forth the Option Price, Fair Market Value of Common Stock on the exercise date, the number of shares of Common Stock that may be delivered in payment of the Option Price, and the amount of withholding tax due, if any. If the Grantee fails to pay the Option Price within the thirty (30) day period, the Administrator shall have the right to take whatever action it deems appropriate, including voiding the option exercise. The Company shall not issue or transfer shares of Common Stock upon exercise of a Stock Option until the Option Price is fully paid.



     (c) Share Withholding. With respect to any non-qualified option or SAR (as defined below), the Administrator may, in its discretion and subject to such rules as the Administrator may adopt, permit the Grantee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of the non-qualified option or SAR by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the withholding tax. Notwithstanding the foregoing, as a condition of the Grant of any Stock Option or SAR to any officer or director of the Company subject to the reporting requirements (a 'Reporting Person') of Section 16 promulgated under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), the Administrator shall require, upon the exercise of any Stock Option or SAR by any Reporting Person, at a time when the Company shall be required to file periodic reports under Section 13 of the Exchange Act, that the number of shares of Common Stock otherwise issuable upon the exercise of such Stock Option or SAR shall be reduced by the number of shares of Common Stock having an aggregate Fair Market Value equal to the amount of the Reporting Person's liability for any and all taxes required by law to be withheld.

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


     (d) Price and Term. The Option Price per share, term and other provisions of Stock Options granted under the Program shall be specified by the Grant, as limited, in the case of Incentive Stock Options, by the provisions of Section 5(e) below, if granted pursuant to such Section. In addition, the Administrator may prescribe such other conditions as it may deem appropriate, which conditions shall be specified in the instrument of Grant.



     (e) Limits on Incentive Stock Options. The aggregate fair market value of the stock covered by Incentive Stock Options granted under the Program or any other stock option plan of the Company or any subsidiary or parent of the Company that become exercisable for the first time by any employee in any calendar year shall not exceed $100,000. The aggregate Fair Market Value will be determined at the time of grant. The period for exercise of an Incentive Stock Option shall not exceed ten (10) years from the date of the Grant (or five years if the Grantee is also a 10% stockholder). The Option Price at which Common Stock may be purchased by the Grantee under an Incentive Stock Option shall be the Fair Market Value (or 110% of the Fair Market Value if the Grantee is a 10% stockholder) of the Common Stock on the date of the Grant. Incentive Stock Options may only be granted to employees of the Company or any subsidiary or parent of the Company. Incentive Stock Options by their terms shall not be transferrable by the Grantee other than by the laws of descent and distribution, and shall be exercisable, during the lifetime of the Grantee, only by the Grantee.



     (f) Restored Options. Stock Options granted under the Program may, with the Administrator's permission, include the right to acquire a restored option (a 'Restored Option'). If a Stock Option grant contains a Restored Option feature and if a Grantee pays all or part of the Option Price of such Stock Option with shares of Common Stock held by the Grantee, then upon exercise of such Stock Option the Grantee shall be granted a Restored Option to purchase, at the Fair Market Value of the Common Stock as of the date of the grant of the Restored Option, the number of shares of Common Stock of the Company equal to the sum of the number of whole shares used by the Grantee in payment of the Option Price and the number of whole shares, if any, withheld by the Company as payment for withholding taxes. A Restored Option may be exercised between the date of grant and the date of expiration, which will be the same as the date of expiration of the Stock Option to which such Restored Option is related.



6. STOCK APPRECIATION RIGHT



     The Administrator may grant a Stock Appreciation Right ('SAR') either independently or in conjunction with any Stock Option granted under the Program. The following provisions are applicable to each SAR:



     (a) Options to Which Right Relates. Each SAR which is issued in conjunction with a Stock Option shall specify the Stock Option to which the SAR is related, together with the Option Price and number of option shares subject to the SAR at the time of its grant.



     (b) Requirement of Employment. An SAR may be exercised only while the Grantee is in the employment or consultancy of the Company, except that the Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.



     (c) Exercise. A Grantee may exercise an SAR in whole or in part by delivering a notice of exercise to the Company, except that the Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.



     (d) Payment and Form of Settlement. If a Grantee exercises an SAR which is issued in conjunction with a Stock Option, he shall receive the aggregate of the excess of the Fair Market Value of each share of Common Stock with respect to which the SAR is being exercised over the Option Price of each such share. Payment, in any event, may be made in cash, Common Stock or a combination of the two, in the discretion of the Administrator. Fair Market Value shall be determined as of the date of exercise.



     (e) Expiration and Termination. Each SAR shall expire on a date determined by the Administrator at the time of grant. If a Stock Option is exercised in whole or in part, any SAR related to the Shares purchased in connection with such exercise shall terminate immediately.

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7. RESTRICTED STOCK GRANTS



     The Administrator may issue or transfer shares of Common Stock ('Restricted Stock') to a Grantee under a Restricted Stock Grant. Shares of Restricted Stock are subject to forfeiture unless and until specified employment vesting and/or performance vesting conditions are met, as determined by the Administrator. Until the shares vest or are forfeited, as the case may be, the Grantee shall be entitled to vote the shares and to receive any dividends paid. The following provisions are applicable to Restricted Stock Grants:



     (a) Requirement of Employment. If the Grantee's employment terminates prior to the fulfillment of the conditions for vesting of the Restricted Stock, as set forth in the specific instrument of Grant, all shares of Restricted Stock held by him or her and still subject to restriction will be forfeited and must be returned immediately to the Company. However, the Administrator may provide for partial or complete exceptions to this requirement as it deems equitable.



     (b) Restrictions of Transfer and Legend on Stock Certificate. Prior to the fulfillment of the conditions for vesting, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Common Stock except to a Successor Grantee under Section 9(a). Each certificate for shares issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions applicable to the Grant. The Administrator may, in its sole discretion, require that such certificates be placed into escrow with the Company until vesting.



     (c) Lapse of Restrictions. All restrictions imposed under a Restricted Stock Grant shall lapse upon the fulfillment of the conditions for vesting set forth in the instrument of Grant provided that all of the conditions stated in Sections 7(a) and (b) have been met as of the date of such lapse. The Grantee shall then be entitled to have the legend removed from the certificate.



8. AMENDMENT AND TERMINATION OF THE PROGRAM



     (a) Amendment. The Administrator may from time to time amend, alter, suspend or discontinue the Program, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code or, if the Common Stock is then listed or admitted for trading on any United States securities exchange or on the National Association of Securities Dealers, Inc. Automated Quotation System ('NASDAQ'), any requirement for stockholder approval required under the rules of such exchange or NASDAQ, as the case may be; provided, however, that no amendment shall be made without stockholder approval if such amendment would (1) increase the maximum number of shares of Common Stock available for issuance under this Program (subject to Section 4(b)), (2) reduce the minimum Option Price in the case of an option or the base price in the case of an SAR, (3) effect any change inconsistent with Section 422 of the Code or (4) extend the term of this Program.



     (b) Termination of the Program. The Program shall terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board.



     (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Program that occurs after a Grant is made shall not result in the termination or amendment of the Grant unless the Grantee consents or unless the Administrator acts under Section 9(d). The termination of the Program shall not impair the power and authority of the Administrator with respect to outstanding Grants. Whether or not the Program has terminated, an outstanding Grant may be terminated or amended under Section 9(d) or may be amended by agreement of the Company and the Grantee on terms consistent with the Program.



9. GENERAL PROVISIONS



     (a) Prohibitions Against Transfer. Only a Grantee or his or her authorized representative may exercise rights under a Grant. Such persons may not transfer those rights, except upon the express written consent of the Company, which may be granted or denied in the Company's discretion. Except as otherwise expressly provided herein or in the instrument of grant, when a Grantee dies, the personal representative or other person entitled under a Grant under the Program to succeed to the rights of the

Grantee ('Successor Grantee') may exercise the rights. A Successor Grantee must furnish proof satisfactory to the Administrator of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.



     (b) Suitable Grants. The Administrator may make a Grant to an employee of another corporation who becomes an eligible grantee by reason of a corporate merger, consolidation, acquisition of stock or property, share exchange, reorganization or liquidation involving the Company in substitution for a stock option, stock appreciation right, performance award, or restricted stock grant previously granted by such corporation (the 'Original Incentives'). The terms and conditions of the substitute Grant may vary from the terms and conditions required by the Program and from those of the Original Incentives. The Administrator shall prescribe the exact provisions of the substitute Grants, preserving where possible the provisions of the Original Incentives.



     (c) Subsidiaries. The term 'subsidiary' means a corporation in which the Company owns directly or indirectly 50% or more of the voting power.



     (d) Compliance with Law. The Program, the exercise of Grants, and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Administrator may also adopt rules regarding the withholding of taxes on payment to Grantees.



     (e) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a stockholder of the Company with respect to any Shares covered by a Grant until the Shares are issued or transferred to the Grantee or Successor Grantee on the Company's books.



     (f) No Right to Employment. The Program and the Grants under it shall not confer upon any Grantee the right to continue in the employment of the Company or affect in any way the right of the Company to terminate the employment of a Grantee at any time.



     (g) Effective Date of the Program. The Program shall become effective upon its approval by the Company's stockholders under applicable law and regulatory requirements. Grants may be made prior to such approval but no Grant may be exercised until such approval is obtained.



     (h) Fair Market Value. For the purposes of the Program, the term 'Fair Market Value' means, as of any date, the closing price of a share of Common Stock of the Company on such date. The closing price shall be (i) if the Common Stock is then listed or admitted for trading on any national securities exchange, or if not so listed or admitted for trading, is listed or admitted for trading on NASDAQ, the last sale price of the Common Stock, regular way, or the mean of the bid and asked prices thereof for any trading day on which no such sale occurred, in each case as officially reported on the principal securities exchange on which the Common Stock is listed or admitted for trading or on NASDAQ, as the case may be, or (ii) if not so listed or admitted for trading on a national securities exchange or NASDAQ, the mean between the closing high bid and low asked quotations for the Common Stock in the over-the-counter market as reported by NASDAQ, or any similar system for the automated dissemination of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company; provided, however, that if, by reason of extended or continuous trading hours on any exchange or in any market or for any other reason, the time, with respect to any trading day, of the close of trading for the purpose of determining the 'last sale price' or the 'closing' bid and asked prices is not objectively determinable, the time on such trading day used for the purpose of reporting any compilation of last sale prices or closing bid and asked prices in The Wall Street Journal shall be the time on such trading day as of which the 'last sale price' or 'closing' bid and asked prices are determined for purposes of this definition. If the Common Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if actual transactions are reported, and in the manner set forth in clause (ii) of the preceding sentence if bid and asked quotations are reported but actual transactions are not. If on the date in question, there is no exchange or over-the-counter market for the Common Stock, the 'fair market value' of such Common Stock shall be determined by the Administrator acting in good faith.

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


Notwithstanding the foregoing, so long as the Common Stock of the Company shall be listed for trading on the Vancouver Stock Exchange (the 'VSE'), for the purposes of the Program the term 'Fair Market Value' means, as of any date, the average of the closing price of a share of Common Stock of the Company for the ten trading days immediately preceding such date, and the closing price shall mean the last sale price of the Common Stock on the VSE.



     (i) Application of Funds. The proceeds received by the Company from the issuance of Grants pursuant to the Program will be used for general corporate purposes.



     (j) No Obligation to Exercise Option. The granting of an option to any Grantee under the Program shall impose no obligation upon such Grantee to exercise such option.



     (k) Severability. If any provision of the Program, or any term or condition of any Grant granted or form executed or to be executed thereunder, or any application thereof to any person or circumstances is invalid, such provision, term, condition or application shall to that extent be void (or, in the discretion of the Administrator, such provision, term or condition may be amended so as to avoid such invalidity or failure), and shall not affect other provisions, terms or conditions or applications thereof, and to this extent such provisions, terms and conditions are severable.



     (l) Instrument of Grant. Each Grant under this Program shall be evidenced by an agreement (i.e., an instrument of Grant) setting forth the terms and conditions applicable to such Grant. No Grant shall be valid until an agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.



     (m) Restricted Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.



     (n) Program Controls. In the case of any conflict or inconsistency between the terms of this Program and the terms of any instrument of Grant, the terms of this Program will control, unless the instrument of grant expressly provides that the terms of such instrument of grant will control.

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


                              APPENDIX 1

                      ASIA MEDIA COMMUNICATIONS, LTD.              COMMON STOCK
           712 FIFTH AVENUE, SEVENTH FLOOR, NEW YORK, NY 10019        PROXY


                      PROXY/VOTING INSTRUCTION CARD
--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    ASIA MEDIA COMMUNICATIONS, LTD. FOR THE
             SPECIAL MEETING OF STOCKHOLDERS ON FEBRUARY 23, 1999.

     The undersigned appoints Christopher F. Brown and Edward J. Tobin, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Asia Media Communications, Ltd. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on February 23, 1999, and at any adjournment or postponement thereof, as indicated on the reverse side.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposals 1 and 2.


                    (Continued, and to be signed and dated on the reverse side.)
--------------------------------------------------------------------------------

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


VOTES MUST BE INDICATED BY [x] IN BLACK OR BLUE INK

1. Amendment to the Articles of Incorporation to effect a one for 100 reverse split of the Company's outstanding Common Stock.

   FOR [ ]                        AGAINST [ ]                        ABSTAIN [ ]


2. Approval of the 1999 Incentive Program



   FOR [ ]                        AGAINST [ ]                        ABSTAIN [ ]



3. To transact such other business as may properly come before the Meeting or any adjournments thereof.


If you plan to attend the meeting please check here [ ]   Change of address or
Comments mark here [ ]

                                          PLEASE SIGN EXACTLY AS NAME APPEARS
                                          HEREON.

                                          When shares are held by joint tenants,
                                          both should sign. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          an authorized officer. If a
                                          partnership, please sign in
                                          partnership name by an authorized
                                          person.

                                          Date: __________________________, 1999
                                          ______________________________________
                                                        Signature
                                          ______________________________________
                                                Signature, if held jointly

    (PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID
                                   ENVELOPE.)



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